----------------------------------------------------------------------





                            OHIO EDISON COMPANY


                                   with



                            THE BANK OF NEW YORK,
                                     As Trustee


                           --------------------

                  Seventy-second Supplemental Indenture


                    Providing among other things for

                          First Mortgage Bonds

                   Class A Series A of 2000 due 2033
                   Class A Series B of 2000 due 2033
                      Class A Series C of 2000 due 2015
                Class A Series D of 2000 due 2030

                              ---------

                       Dated as of April 1, 2000



----------------------------------------------------------------------

          SUPPLEMENTAL INDENTURE, dated as of April 1, 2000 between Ohio Edison Company, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), party of the first part, and The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to, party of the second part.

          WHEREAS, the Company has heretofore executed and delivered to Bankers Trust Company (hereinafter called the "Old Trustee"), as trustee, a certain Indenture, dated as of August 1, 1930, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture; and the said Indenture has been supplemented by seventy-one supplemental indentures, which Indenture as so supplemented and to be hereby supplemented is hereinafter referred to as the "Indenture"; and

          WHEREAS, The Bank of New York has succeeded the Old Trustee as trustee under the Indenture (hereinafter called the "Trustee") pursuant to
Article XVI thereof; and

          WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to the coupon bonds, if any, to be substantially in the forms set forth therein with such insertions, omissions and variations as the Board of Directors of the Company may determine;

          WHEREAS, the Company has entered into four separate Insurance Agreements, each dated as of April 1, 2000 (each, an "Insurance Agreement"), with Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the "Insurer"), in connection with the issuance of four separate series of municipal bonds pursuant to four separate loan agreements, each dated as of April 1, 2000, between the Company and the Ohio Air Quality Development Authority, the Ohio Water Development Authority or, as the case may be, the Beaver County Industrial Development Authority;

          WHEREAS, the Company has agreed to issue to The Bank of New York, as Trustee under the Company's General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998 as heretofore supplemented and as to be supplemented by a Supplemental Indenture to be dated as of April 1, 2000 (as so supplemented, the "General Mortgage"), four series of bonds under the Indenture, each to secure an issue of bonds (collectively, the "General Mortgage Bonds") issued to the Insurer under the General Mortgage pursuant to an Insurance Agreement.

          WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create four new series of bonds under the Indenture, as the basis for the issuance of the General Mortgage Bonds, such new series of bonds consisting of $44,800,000 in principal amount to be designated as "First Mortgage Bonds Class A Series A of 2000 due 2033" (hereinafter sometimes referred to as the "bonds of Class A Series A"), $12,300,000 in principal amount to be designated as "First Mortgage Bonds Class A Series B of 2000 due 2033" (hereinafter sometimes referred to as the "bonds of Class A Series B"), $19,000,000 in principal amount to be designated as "First Mortgage Bonds Class A Series C of 2000 due 2015" (hereinafter sometimes referred to as the "bonds of Class A Series C") and

$44,800,000 in principal amount to be designated as "First Mortgage Bonds Class A Series D of 2000 due 2030" (hereinafter sometimes referred to as the "bonds of Class A Series D", and, collectively with the bonds of Class A Series A, the bonds of Class A Series B and the bonds of Class A Series C, the "the bonds of the 2000 Class A Series"), the bonds of which series shall bear interest at the rate per annum set forth in, shall be subject to certain redemption rights and obligations set forth in, and will otherwise be in the respective forms and have the terms and provisions provided for in this Supplemental Indenture and set forth in the respective forms of such bonds below; and

          WHEREAS, the definitive registered bonds without coupons of the bonds of the 2000 Class A Series and the Trustee's certificate of authentication to be borne by such bonds are to be substantially in the following forms, respectively:

              [Form of Bond of Class A Series A Face]

                                [Face]

          This bond is not transferable except to a successor to The Bank of New York, as trustee under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between the Company and The Bank of New York, as trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Indenture referred to herein.


                         OHIO EDISON COMPANY

       First Mortgage Bond Class A Series A of 2000 due 2033

                         Due October 1, 2033

No. R-1                                                      $44,800,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to The Bank of New York, as trustee under the General Mortgage (hereinbelow defined), or registered assigns, Forty-four Million Eight Hundred Thousand Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on October 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate from time to time borne by the Mortgage Bonds, Pledge Series A of 2000 due 2033 (the "General Mortgage Bonds") issued by the Company under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, as heretofore supplemented (the "General Mortgage"), by the Company to The Bank of New York, as trustee; provided, however, that in no event shall the rate of
                  -----------------
interest borne by the Bonds of this series exceed ten per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

          Payment of principal of, or premium or interest on, the Company's General Mortgage Bonds shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.

                               Ohio Edison Company,


                               By:
                                  -------------------------
                                  Title:

Attest:



------------------------------
Title:

               [Form of Trustee's Authentication Certificate]

                    Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

          Dated:

                             The Bank of New York,
                                 as Trustee,




                             By:
                                -------------------------------
Authorized Officer

                       [Form of Bond of Class A Series A]

                                  [Reverse]

                            OHIO EDISON COMPANY


          First Mortgage Bond Class A Series A of 2000 due 2033

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by an Indenture, dated as of August 1, 1930, executed by the Company to The Bank of New York, as Trustee (the "Trustee"), as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          Bonds of this series are not redeemable prior to their maturity.

          The Initial Interest Accrual Date for the bonds of this series shall be the date that interest begins to accrue on the General Mortgage Bonds.

          Bonds of this series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that General Mortgage Bonds are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

          The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the General Mortgage Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Indenture to provide (a) that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and
(ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Indenture be similarly based.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a completed default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

               [End of Form of Bond of Class A Series A]

                   [Form of Bond of Class A Series B]

                                 [Face]

          This bond is not transferable except to a successor to The Bank of New York, as trustee under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between the Company and The Bank of New York, as trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Indenture referred to herein.

                           OHIO EDISON COMPANY

          First Mortgage Bond Class A Series B of 2000 due 2033

                           Due October 1, 2033

No. R-1                                                       $12,300,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to The Bank of New York, as trustee under the General Mortgage (hereinbelow defined), or registered assigns, Twelve Million Three Hundred Thousand Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on October 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate from time to time borne by the Mortgage Bonds, Pledge Series B of 2000 due 2033 (the "General Mortgage Bonds") issued by the Company under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, as heretofore supplemented (the "General Mortgage"), by the Company to The Bank of New York, as trustee; provided, however, that in no event shall the rate of interest
         -----------------
borne by the Bonds of this series exceed ten per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

          Payment of principal of, or premium or interest on, the Company's General Mortgage Bonds shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.


                                 Ohio Edison Company,


                                 By:
                                    -----------------------
                                    Title:

Attest:


--------------------------
Title:

             [Form of Trustee's Authentication Certificate]

                 Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

Dated:

                             The Bank of New York,
                                  as Trustee,



                             By:
                                --------------------------
                                   Authorized Officer


                  [Form of Bond of Class A Series B]

                              [Reverse]

                         OHIO EDISON COMPANY

        First Mortgage Bond Class A Series B of 2000 due 2033

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by an Indenture, dated as of August 1, 1930, executed by the Company to The Bank of New York, as Trustee (the "Trustee"), as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          Bonds of this series are not redeemable prior to their maturity.

          The Initial Interest Accrual Date for the bonds of this series shall be the date that interest begins to accrue on the General Mortgage Bonds.

          Bonds of this series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that General Mortgage Bonds are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

          The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the General Mortgage Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Indenture to provide (a) that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and
(b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Indenture be similarly based.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a completed default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.


                 [End of Form of Bond of Class A Series B]

                     [Form of Bond of Class A Series C]

                                  [Face]

          This Bond is not transferable except to a successor to The Bank of New York, as trustee under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between the Company and The Bank of New York, as trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Indenture referred to herein.



                        OHIO EDISON COMPANY

       First Mortgage Bond Class A Series C of 2000 due 2015

                        Due April 1, 2015

No. R-1                                                       $19,000,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to The Bank of New York, as trustee under the General Mortgage (hereinbelow defined), or registered assigns, Nineteen Million Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on April 1, 2015 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate from time to time borne by the Mortgage Bonds, Pledge Series C of 2000 due 2015 (the "General Mortgage Bonds") issued by the Company under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, as heretofore supplemented (the "General Mortgage"), by the Company to The Bank of New York, as trustee; provided, however, that in no event shall the rate of interest borne by
-----------------
the Bonds of this series exceed ten per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

          Payment of principal of, or premium or interest on, the Company's General Mortgage Bonds shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.


                                Ohio Edison Company,



                                By:
                                   -------------------------
                                   Title:



Attest:



---------------------------
Title:


            [Form of Trustee's Authentication Certificate]

                Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

          Dated:

                                The Bank of New York,
                                    as Trustee,


                                By:
                                   -----------------------
                                   Authorized Officer

                    [Form of Bond of Class A Series C]

                               [Reverse]

                          OHIO EDISON COMPANY


        First Mortgage Bond Class A Series C of 2000 due 2015

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by an Indenture, dated as of August 1, 1930, executed by the Company to The Bank of New York, as Trustee (the "Trustee"), as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          Bonds of this series are not redeemable prior to their maturity.

          The Initial Interest Accrual Date for the bonds of this series shall be the date that interest begins to accrue on the General Mortgage Bonds.

          Bonds of this series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that General Mortgage Bonds are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

          The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the General Mortgage Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Indenture to provide (a) that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and
(ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Indenture be similarly based.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a completed default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.


                [End of Form of Bond of Class A Series C]

                   [Form of Bond of Class A Series D]

                                [Face]

          This bond is not transferable except to a successor to The Bank of New York, as trustee under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between the Company and The Bank of New York, as trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Indenture referred to herein.

                          OHIO EDISON COMPANY

          First Mortgage Bond Class A Series D of 2000 due 2030

                           Due April 1, 2030

No. R-1                                                    $60,400,000

          Ohio Edison Company, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to The Bank of New York, as trustee under the General Mortgage (hereinbelow defined), or registered assigns, Sixty Million Four Hundred Thousand Dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on April 1, 2030 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate from time to time borne by the Mortgage Bonds, Pledge Series D of 2000 due 2030 (the "General Mortgage Bonds") issued by the Company under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, as heretofore supplemented (the "General Mortgage"), by the Company to The Bank of New York, as trustee; provided, however, that in no event shall the rate of interest borne by the Bonds of this series exceed ten per centum per annum. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

          Payment of principal of, or premium or interest on, the Company's General Mortgage Bonds shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

          In witness whereof, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary, by his signature or a facsimile thereof.


                               Ohio Edison Company,



                               By:
                                  ----------------------
                                  Title:

Attest:


------------------------------
Title:




            [Form of Trustee's Authentication Certificate]

                Trustee's Authentication Certificate

          This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

          Dated:

                                 The Bank of New York,
                                     as Trustee,



                                 By:
                                    ----------------------------
                                    Authorized Officer

                 [Form of Bond of Class A Series D]

                               [Reverse]

                          OHIO EDISON COMPANY


      First Mortgage Bond Class A Series D of 2000 due 2030

          This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by an Indenture, dated as of August 1, 1930, executed by the Company to The Bank of New York, as Trustee (the "Trustee"), as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

          Bonds of this series are not redeemable prior to their maturity.

          The Initial Interest Accrual Date for the bonds of this series shall be the date that interest begins to accrue on the General Mortgage Bonds.

          Bonds of this series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that General Mortgage Bonds are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

          The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the General Mortgage Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

          As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Indenture to provide (a) that the Indenture, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, without the consent of the holders of all bonds then outstanding, or

(3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that
(i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Indenture be similarly based.

          The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence of a completed default as in the Indenture provided.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

             [End of Form of Bond of Class A Series D]

and

          Whereas, Section 115 of the Indenture provides that the Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental thereto as shall be deemed necessary or desirable for one or more purposes, including, among others, to describe and set forth the particular terms and the form of additional series of bonds to be issued under the Indenture, to add other limitations on the issue of bonds, withdrawal of cash or release of property, to add to the covenants and agreements of the Company for the protection of the holders of the bonds and of the mortgaged and pledged property, to supplement defective or inconsistent provisions contained in the Indenture, and for any other purpose not inconsistent with the terms of the Indenture; and

          Whereas, all things necessary to make the bonds of the 2000 Class A Series when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized; and

          Whereas, the Company and Trustee deem it advisable to enter into this Supplemental Indenture for the purposes of describing the bonds of the 2000 Class A Series and of establishing the terms and provisions thereof, confirming the mortgaging under the Indenture of additional property for the equal and proportionate benefit and security of the holders of all bonds at any time issued thereunder, amplifying the description of the property mortgaged, adding other limitations to the Indenture on the issue of bonds, withdrawal of cash or release of property, and adding to the covenants and agreements of the Company for the protection of the holders of bonds and of mortgaged and pledged property;

          Now, therefore, this supplemental indenture witnesseth: That Ohio Edison Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders thereof, and in order to secure the payment both of the principal and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all the provisions of the Indenture and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto The Bank of New York, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties of the Company, now owned or hereafter acquired, wherever located, described in the Indenture and not therein expressly excepted.

          Together with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article XI of the Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

          The Company does hereby agree and does hereby confirm and reaffirm the agreement made by it in the Indenture, dated as of August 1, 1930, that all property, rights and franchises acquired by the Company after the date of the Indenture, dated as of August 1, 1930 (except any hereinafter expressly excepted), shall be as fully embraced within the lien of the Indenture as if such property had been owned by the Company on the date of the Indenture, dated as of August 1, 1930 and was specifically described therein and conveyed thereby and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of
Article XI thereof.

          Provided that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Indenture, viz.: cash, shares of stock and obligations (including bonds, notes and other securities) not heretofore or hereafter specifically pledged, paid or deposited or delivered under the Indenture or covenanted so to be.

          To have and to hold all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

          In trust, nevertheless, upon the terms and trusts of the Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiations thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be hereafter created for the benefit of any particular series).

          Provided, however, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or caused to be paid, the principal of and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

          It is hereby covenanted, declared and agreed, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the parties hereto mutually agree as follows:

          SECTION 1. Bonds of Class A Series A shall mature on October 1, 2033, and shall be designated as the Company's "First Mortgage Bonds Class A Series A of 2000 due 2033." Bonds of Class A Series B shall mature on October 1, 2033, and shall be designated as the Company's "First Mortgage Bonds Class A Series B of 2000 due 2033." Bonds of Class A Series C shall mature on April 1, 2015, and shall be designated as the Company's "First Mortgage Bonds Class A Series C of 2000 due 2015." Bonds of Class A Series D shall mature on April 1, 2030, and shall be designated as the Company's "First Mortgage Bonds Class A Series D of 2000 due 2030." Each bond of the 2000 Class A Series shall bear interest from the Initial Interest Accrual Date (as defined in the respective form of such bond hereinabove set forth) at the rate from time to time borne by the series of the General Mortgage Bonds referred to in said form; provided, however that in
                                                 -----------------
no event shall the rate of interest borne by the bonds of the 2000 Class A Series exceed ten per centum per annum. Principal and interest on the bonds of the 2000 Class A Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

          Definitive bonds of the 2000 Class A Series may be issued, originally or otherwise, only as registered bonds, substantially in the form of bond hereinbefore recited, and in the denominations of $1,000 and any multiple thereof. Delivery of a bond of the 2000 Class A Series to the Trustee for authentication shall be conclusive evidence that its serial number has been duly approved by the Company.

          The bonds of the 2000 Class A Series shall not be redeemable prior to their maturity.

          SECTION 2. Bonds of the 2000 Class A Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that General Mortgage Bonds to which they relate are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

          The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of the 2000 Class A Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the General Mortgage Bonds to which they relate has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

          SECTION 3. Bonds of the 2000 Class A Series may be transferred by the registered owners thereof, in person or by attorney duly authorized, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio but only in the manner and upon the conditions prescribed in the Indenture and in the respective form of bond hereinbefore recited. Bonds of the 2000 Class A Series shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, and in the form of bond hereinbefore recited, upon the surrender of such bonds at said offices or agencies of the Company. However, notwithstanding the provisions of Section 14 or 15 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

          SECTION 4. The Company reserves the right, without any consent or other action by holders of the bonds of the 2000 Class A Series, or any subsequent series of bonds, to amend the Indenture by inserting the following language as Section 115A immediately following current
Section 115 of the Indenture.

                    With the consent of the holders of not less than sixty per centum (60%) in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly author-ized, or, if the rights of the holders of one or more, but not all, series then outstanding are affected, the consent of the holders of not less than sixty per centum (60%) in aggregate principal amount of the bonds at the time outstand-ing of all affected series, taken together, and not any other series, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium, payable on the redemption thereof or change the coin or currency in which any bond or interest thereon is payable, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all of the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the right of holders thereof against the Company or against its property.

                    Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filling with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's owns rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee shall be entitled to receive and, subject to Section 102 of the Indenture and Article Five of the Seventh Supplemental Indenture, may rely upon an opinion of counsel as conclusive evidence that any such supplemental indenture is authorized or permitted by the provisions of this Section.

                    It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                    The Company and the Trustee, if they so elect, and either before or after such 60% or greater consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forth-with be returned to the persons entitled thereto. All subse-quent holders of bonds bearing such notation shall be deemed to have consented to the execution of such supplemental indenture, and consent, once given or deemed to be given, may not be withdrawn.

                    Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage pre-paid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 5. The Company reserves the right, without any consent or other action by the holders of the bonds of the 2000 Class A Series, or any subsequent series of bonds, to amend the Indenture by deleting the phrase "sixty per centum (60%)" in Section 28 of the Indenture and substituting therefor the phrase "seventy per centum (70%)" and by deleting the phrase "One hundred sixty-six and two-thirds per cent. (166 2/3%)" in Sections 65 and 67 of the Indenture and substituting therefor the phrase "One hundred and forty-two and eighty-six hundredths per cent. (142.86%)".

          SECTION 6. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture; the Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee's authentication certificate), all of which are made by the Company solely; and this Supplemental Indenture is executed and accepted by the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents and purposes as if the terms and conditions of the Indenture were herein set forth at length.

          SECTION 7. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

          SECTION 8. Nothing in this Supplemental Indenture contained shall or shall be construed to confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

          SECTION 9. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          In Witness Whereof, Ohio Edison Company and The Bank of New York have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries or Assistant Treasurers, all as of the day and year first above written.

                                 Ohio Edison Company



                                 By:
                                    ------------------------

[Seal]

Attest:
       --------------------------

Signed, Sealed and Acknowledged on behalf of Ohio Edison Company in the presence of:

---------------------------------

---------------------------------

                                  The Bank of New York



                                  By:
                                     --------------------------

[Seal]

Attest:
       --------------------------

Signed, Sealed and Acknowledged on behalf of The Bank of New York in the presence of:

---------------------------------

---------------------------------

STATE OF OHIO     )
                  : ss.:
COUNTY OF SUMMIT  )


          On the __ day of _______________, 2000, personally appeared before me, a Notary Public in and for the said County and State aforesaid, _______________ and ________________, to me known and known to me to be a
_______________ and _______________, respectively, of OHIO EDISON COMPANY, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such _______________ and _______________, respectively, of OHIO EDISON COMPANY, the same is their free act and deed and the free and corporate act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the __ day of ___________, 2000.

                            _______________________________


[SEAL]


STATE OF OHIO     )
                  :  ss.:
COUNTY OF SUMMIT  )


          On the __ day of September, 2000, before me personally came _______________, to me known, who, being by me duly sworn, did dispose and say that he resides at _______________; that he is a _______________ of
OHIO EDISON COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                       _______________________________
                               [Notary Public]


 [SEAL]

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


          On the __ day of _______________, 2000, personally appeared before me, a Notary Public in and for the said County and State aforesaid, _______________ and _______________, to me known and known to me to be a
_______________ and _______________, respectively, of The Bank of New
York, the corporation which executed the foregoing instrument, and who severally acknowledged that they did sign and seal such instrument as such _______________ and _______________ for and on behalf of said corporation and that the same is their free act and deed and the free and corporation act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the __ day of _______________, 2000.

                          _______________________________
                                  [Notary Public]

[SEAL]

STATE OF NEW YORK  )
        :  ss.:
COUNTY OF NEW YORK  )


          On the __ day of _______________, 2000, before me personally came _______________, to me known, who, being by me duly sworn, did dispose and say that she resides at _______________; that she is a _______________ of THE BANK OF NEW YORK, one of the parties described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


                      _______________________________
                             [Notary Public]


[SEAL]

          The Bank of New York hereby certifies that its precise name and address as Trustee hereunder are:

          The Bank of New York
          101 Barclay Street
          City, County and State of New York 10286



                             The Bank of New York



                             By:
                                -----------------------------
                                [Assistant Treasurer]